BLACKROCK FUNDS II

BlackRock Managed Income Fund

(the “Fund”)

Supplement dated February 28, 2022 to the Summary Prospectuses, the

Prospectuses and the Statement of Additional Information (“SAI”) of the Fund, each dated April 30, 2021

On February 8, 2022, the Board of Trustees of BlackRock Funds II (the “Trust”) on behalf of the Fund approved the appointment of BlackRock (Singapore) Limited (“BSL”) as a sub-adviser of the Fund, pursuant to a sub-advisory agreement between BSL and BlackRock Advisors, LLC, the Fund’s investment manager (“BAL”) with respect to the Fund. Additionally, BAL has notified the Board of Trustees of the Trust of its intention to utilize the portfolio management, research and other resources of BlackRock Investment Management (Australia) Limited (“BlackRock Australia”) with respect to the Fund by putting a participating affiliate arrangement in place between BAL and BlackRock Australia. The addition of BSL as a sub-adviser of the Fund and the participating affiliate arrangement with BlackRock Australia are each effective immediately.

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Managed Income Fund — Investment Manager” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Managed Income Fund — Investment Manager” are deleted in their entirety and replaced with the following:

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-advisers are BlackRock International Limited and BlackRock (Singapore) Limited (the “Sub-Advisers”). Where applicable, “BlackRock” refers also to the Sub-Advisers.

The second paragraph of the section of the Prospectuses entitled “Management of the Fund — BlackRock” is deleted in its entirety and replaced with the following:

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock (Singapore) Limited (“BSL”), a registered investment adviser organized in 2000, and BlackRock International Limited (“BIL” and together with BSL, the “Sub-Advisers”), a registered investment adviser organized in 1995, are affiliates of BlackRock and each acts as a sub-adviser for the Fund. BlackRock and its affiliates had approximately $10.010 trillion in investment company and other portfolio assets under management as of December 31, 2021.

The seventh paragraph of the section of the Prospectuses entitled “Management of the Fund — BlackRock” is deleted in its entirety and replaced with the following:

BlackRock has entered into separate sub-advisory agreements with the Sub-Advisers, with respect to the Fund, under which BlackRock pays each Sub-Adviser for services it provides for that portion of the Fund for which it acts as sub-adviser a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

In rendering investment advisory services to the Fund, BlackRock uses the portfolio management, research and other resources of BlackRock Investment Management (Australia) Limited (“BlackRock Australia”), a foreign affiliate of BlackRock that is not registered under the Investment Advisers Act of 1940, as amended. BlackRock Australia provides services to the Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. The Fund pays no additional fees and expenses as a result of such arrangement.

The eleventh paragraph of the section of the Prospectuses entitled “Management of the Fund — BlackRock” is deleted in its entirety and replaced with the following:

A discussion of the basis for the Board’s approval of the Management Agreement and the sub-advisory agreement between BlackRock and BIL with respect to the Fund is included in the Fund’s semi-annual shareholder report for the fiscal period ended June 30, 2021. A discussion of the basis for the Board’s approval of the sub-advisory agreement between BlackRock and BSL will be included in the Fund’s semi-annual shareholder report for the fiscal period ending June 30, 2022.

The section of the Prospectuses entitled “For More Information—Fund and Service Providers” — “SUB-ADVISER” is deleted in its entirety and replaced with the following:

SUB-ADVISERS

BlackRock International Limited

Exchange Place One

1 Semple Street

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited

20 Anson Road #18-01

079912 Singapore

The sixth paragraph of the section of the SAI Part I entitled “IV. Management, Advisory and Other Service Arrangements” is deleted in its entirety and replaced with the following:

BlackRock entered into separate sub-advisory agreements (each, a “Sub-Advisory Agreement”) with BlackRock (Singapore) Limited (“BSL”) and BlackRock International Limited (“BIL” and together with BSL, the “Sub-Advisers”), pursuant to which each Sub-Adviser receives for the services it provides for that portion of the Fund for which it acts as sub-adviser a monthly fee at an annual rate equal to a percentage of the management fee paid to the Manager under the Management Agreement.

In rendering investment advisory services to the Fund, BlackRock uses the portfolio management, research and other resources of BlackRock Investment Management (Australia) Limited (“BlackRock Australia”), a foreign affiliate of BlackRock that is not registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). BlackRock Australia provides services to the Fund through a “participating affiliate” arrangement, as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the regulatory supervision of the registered investment adviser. Under the participating affiliate arrangement, BlackRock Australia is considered a participating affiliate of BlackRock, and BlackRock Australia and certain designated employees are considered “associated persons” of BlackRock (as that term is defined in the Advisers Act) and investment professionals from BlackRock Australia may render portfolio management, research and other services to the Portfolio, subject to the supervision of BlackRock. The Portfolio pays no additional fees and expenses as a result of such arrangement.

Shareholders should retain this Supplement for future reference.

ALLPRO-MIF-0222SUP

2